Exhibit 99.1

Corporate Presentation January 2019

Forward Looking Statements

This presentation contains "forward-looking statements" of Iovance Biotherapeutics, Inc. (hereinafter referred to as the "Company," "we," "us," or "our"). We may, in some cases, use terms such as "predicts," "believes," "potential," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. The forward-looking statements include, but are not limited to, risks and uncertainties relating to the success, timing, projected enrollment, manufacturing capabilities, and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates (including both Company-sponsored and collaborator-sponsored trials in both the U.S. and Europe), such as statements regarding the timing of initiation and completion of these trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; the strength of Company's product pipeline; the successful implementation of the Company's research and development programs and collaborations; the success of the Company's manufacturing, license or development agreements; the acceptance by the market of the Company's product candidates, if approved; and other factors, including general economic conditions and regulatory developments, not within the Company's control. This presentation also contains certain preliminary financial numbers and estimates for the most recently completed financial period. These numbers are good faith estimates based on currently available information and do not present all necessary information for an understanding of our financial condition as of the most recently completed financial period. Readers are cautioned not to place undue reliance on these estimates, which are unaudited and remain subject to review and adjustment by our auditors. As we complete our quarter-end financial close process and finalize the results for our most recently completed financial period, we may be required to make significant judgments in a number of areas. The preliminary financial information presented herein has been prepared by and is the responsibility of our management. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company's business, including, without limitation: the FDA may not agree with the Company's interpretation of the results of its clinical trials; later developments with the FDA that may be inconsistent with already completed FDA meetings; the preliminary clinical results, including efficacy and safety results, from ongoing Phase 2 studies described above may not be reflected in the final analyses of these trials including new cohorts within these trials; the results obtained in the Company's ongoing clinical trials, such as the studies and trials referred to in this release, may not be indicative of results obtained in future clinical trials or supportive of product approval; regulatory authorities may potentially delay the timing of FDA or other regulatory authority approval of, or other action with respect to, the Company's product candidates (specifically, the Company's description of FDA interactions are subject to FDA's interpretation, as well as FDA's authority to request new or additional information); the Company may not be able to obtain or maintain FDA or other regulatory authority approval of its product candidates; the Company's ability to address FDA or other regulatory authority requirements relating to its clinical programs and registrational plans, such requirements including, but not limited to, clinical and safety requirements as well as manufacturing and control requirements; risks related to the Company's accelerated FDA review designations; the ability of the Company to obtain and maintain intellectual property rights relating to its product pipeline; and the acceptance by the market of the Company's product candidates and their potential reimbursement by payors, if approved.

For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward-looking statements, please refer to the Risk Factors section of the Company's Annual Report on Form 10-K and subsequent updates that may be contained in the Company's Quarterly Reports on Form 10-Q and current reports on Form 8-K on file with the SEC. Forward-looking statements speak only as to the date they are made. Except as required by law, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward looking statements are made. This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

IOVANCE
© 2019, Iovance Biotherapeutics, Inc.
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Leveraging Tumor Infiltrating Lymphocyte (TIL) to Address Unmet Need

Discovery | **Manufacturing Development, Clinical Program Establishment** | **Commercialization**

2011

TIL therapy conducted by Steven Rosenberg/NCI published results showing: 56% ORR[1] and 24% CR rate in melanoma patients, with durable CRs as an early line therapy[2]

2015

FDA Orphan Drug Designation for lifileucel in malignant melanoma

2016

First patient dosed for Gen 1 lifileucel in melanoma

Gen 2 manufacturing developed and transferred to CMOs

2017

Efficacy data from Gen 2 proprietary, centralized and commercial process presented

Head & Neck and Cervical studies began

FDA Fast Track Status for lifileucel in melanoma received

Partnership with MD Anderson on multiple solid tumors executed

Partnership with Ohio State University for PBL in hematological malignancies initiated

2018

European sites activated for Melanoma & Cervical

FDA RMAT designation for lifileucel in advanced melanoma received

FDA End-of-Phase 2 Meeting for lifileucel held

Lifileucel Cohort 2 clinical data showed 38% ORR in 47 patients, Median DOR: 6.4 months, DCR: 77% in with average 3.3 prior lines of therapy

2019

Begin enrollment for melanoma registrational cohort

Discuss registration path for cervical

Initiate building US manufacturing facility for commercial supply

Move TIL into earlier lines of therapy by combining with anti-PD/L-1 antibodies in CPI-naïve population

File IND for PBL in CLL

2020

Complete enrollment for registrational cohort in melanoma

BLA submission for lifileucel

(1) Rosenberg, S. A., *et al.* Clinical Cancer Research, 2011, 17, 4550

(2) Goff, S. L. et al. *Journal of Clinical Oncology*, 2016, 34(20), 2389-2397

IOVANCE

© 2019, Iovance Biotherapeutics, Inc.

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Commercialization (1) Rosenberg, S. A., et al . Clinical Cancer Research, 2011, 17, 4550 (2) Goff, S. L. et al. Journal of Clinical Oncology , 2016, 34(20), 2389 - 2397 FDA Orphan Drug Designation for l ifileucel in malignant melanoma 2015 First patient dosed for Gen 1 l ifileucel in melanoma/ Gen 2 manufacturing developed and transferred to CMOs 2016 Data from Gen 2 proprietary, centralized and commercial process demonstrated at SITC Head & Neck and Cervical studies begin FDA Fast Track Status for l ifileucel in melanoma received Partnership with MD Anderson on multiple solid tumors Partnership with Ohio State University for PBL in hematological malignancies 2017 European sites activated for Melanoma & Cervical FDA RMAT designation for l ifileucel in advanced melanoma FDA End - of - Phase 2 Meeting for l ifileucel L ifileucel Cohort 2 SITC presentation showing 38% ORR in 47 patients , Median DOR: 6.4 months, DCR: 77% in with average 3.3 prior lines of therapy 2018 Complete enrollment for registrational cohort in melanoma BLA submission for l ifileucel 2020 Discovery 2011 History of use includes data from National Cancer Institute with 200+ patients treated TIL therapy conducted by Steven Rosenberg/NCI published results showing: 56% ORR (1) and 24% CR rate in 101 melanoma patients, durable CRs as an early line therapy (2) 2019 Begin enrollment for melanoma registrational cohort Discuss registration path for cervical Initiate building US manufacturing facility for commercial supply Move TIL into earlier lines of therapy by combining with anti - PD/L - 1 antibodies in CPI - naïve populations File IND for PBL in CLL © 2019, Iovance Biotherapeutics, Inc. 4 2017: Efficacy d ata from Gen 2 proprietary, centralized and commercial process generated and presented Key Highlights 2018: Lifileucel Cohort 2 data showed 38% ORR in 47 patients , Median DOR: 6.4 months, DCR: 77% in patients with average 3.3 prior lines of therapy 2019: Begin enrollment for melanoma registrational cohort (fast to market registration plan) FDA End - of - Phase 2 Meeting for lifileucel held FDA agreed with the single arm r egistration plan Leveraging Tumor Infiltrating Lymphocyte (TIL) to Address Unmet Need

© 2019, Iovance Biotherapeutics, Inc. Leading cell therapy company focused on treatment of solid tumors Investment Highlights 5 Large market opportunity starting in solid tumors Accelerated path to approval in melanoma confirmed with FDA Efficient and scalable proprietary manufacturing • Initial focus in post - checkpoint solid tumors • Expansion into combinations and earlier lines of therapy • Five company - sponsored programs in melanoma, cervical, head & neck, NSCLC • Single arm registrational cohort commencing in 2019 • BLA submission in melanoma expected in 2H 2020 • RMAT, Orphan Drug, and Fast Track Designations in melanoma • Demonstrated U.S. and E.U. manufacturing capacity • Rapid 22 day manufacturing with >90% success rate • 100+ patients treated with proprietary Gen 2 process • Investigator - led programs to evaluate additional solid tumors or new combinations • Touch points with institutions including NIH/NCI, Moffitt Cancer Center, MD Anderson, Roswell Park, and Ohio State University Broad platform: proof - of - concept applications are explored through partnerships

© 2019, Iovance Biotherapeutics, Inc. TIL Therapy Elicits a Highly Individualized, Specific and Potent Attack Against Solid Tumors 6 • Leverages and enhances the body’s natural defense against cancer using a patient’s own TIL • Polyclonal and can recognize multiple neoantigens – Solid tumors are heterogeneous • Durable response with single treatment • Potential to establish immunological memory, requiring no additional maintenance therapy after infusion – Responses seen both in treatment naïve and refractory melanoma patients who have failed other options, including checkpoint inhibitors – Complete responses observed in cervical cancer patients, maintained at 53 and 67 months (1) (1) Stevanovic , et al., Treatment of Metastatic Human Papiliomavirus - Associated Epithelial Cancers with Adoptive Transfer of Tumor - Infiltrating T Cells, ASCO 2018, Abstract #3004

Competitive Advantages of TIL in Solid Tumors

CHECKPOINTS	TCR	CAR-T (LIQUID TUMORS)	TIL (SOLID TUMORS)
Target multiple tumor antigens	Target only single tumor antigen	Mainly target only single/ surface tumor antigen	**Target multiple tumor antigens**
Long maintenance period	One-time treatment	One-time treatment	**One-time treatment**
Utility in several solid tumors	Few solid tumors treated so far	No examples of successful utility in solid tumors	**Available data in: melanoma, head & neck lung and cervical cancers**
Potential long-term irreversible toxicities	Potential on-target, off-tissue effects	Potentially immunogenic: cytokine release syndrome	**Minimal chance of unpredicted on-target, off-tissue effects found to date**
Off-the-shelf	Autologous	Autologous	**Autologous**

TIL target a diverse array of cancer antigens; we believe this approach represents a highly differentiated, customized, and targeted immunotherapy

IOVANCE
© 2019, Iovance Biotherapeutics, Inc.
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EXCISE: Patient’s TIL are removed via surgical resection of a lesion EXTRACT: Tumor is fragmented and placed in media for TIL to leave the tumor and enter media EXPAND: TIL expanded via IL - 2 + OKT3 exponentially ex vivo to yield 10 9 – 10 11 TIL PREPARE & INFUSE : Patient receives non - myeloablative lymphodepletion and is infused with their expanded TIL and IL - 2 © 2019, Iovance Biotherapeutics , Inc. Developed Centralized, Scalable and Efficient GMP Manufacturing 8 Co - culture TIL and feeder cells for expansion ex vivo Courier from clinical site Courier to clinical site for infusion Harvest and cryopreserved TIL infusion product Process time: 22 days

Manufacturing Multiple layers of patent applications filed for Gen 2 TIL products • Iovance is pursuing claims covering cryopreserved TIL products, manufacturing processes and methods of treatment • Includes two recently granted U.S. patents for methods of treatment in a broad range of cancers • U.S. Patent No. 10,166,257 • U.S. Patent No. 10,130,659 Advanced technologies Patent applications filed for a wide range of TIL technologies including • Marrow infiltrating and peripheral blood lymphocyte therapies • Use of costimulatory molecules in TIL therapy • Stable and transient genetically - modified TIL therapies • Patient subpopulations for TIL therapies © 2019, Iovance Biotherapeutics, Inc. Broad, Iovance - Owned IP Around TIL Therapy 9

(1) https://seer.cancer.gov Solid Tumor Indication Deaths (1) New Cases (1) Melanoma 9,320 91,270 Cervix Uteri 4,170 13,240 Oral Cavity, Pharynx & Larynx 13,740 64,690 Lung & Bronchus 154,050 234,030 Bladder 17,240 81,190 Breast 41,400 268,670 Pancreatic 44,330 55,440 Brain & Other Nervous System 16,830 23,880 90% of all cancer cases are solid tumors 1.6M New cases of solid tumors in the U.S. (1) Potential market for early lines in combo with standard of care Potential to address unmet need in late lines of treatment Expand into other indications Move into earlier line of therapy © 2019, Iovance Biotherapeutics, Inc. Significant Market Potential in Solid Tumors 10

Company sponsored studies Select investigator sponsored proof - of - concept studies Lifileucel C - 144 - 01 Melanoma 164 — LN - 145 C - 145 - 04 Cervical cancer 47 — LN - 145 C - 145 - 03 Head & neck cancer 47 — Lifileucel + pembrolizumab LN - 145 + pembrolizumab LN - 145 IOV - COM - 202 Melanoma Head & neck Non - small cell lung 36 — LN - 145 + durvalumab IOV - LUN - 201 Non - small cell lung 12 Regimen Trial MDA TIL NCT03610490 Ovarian, sarcomas, pancreatic ~54 LN - 145 NCT03449108 Ovarian, sarcomas ~54 Indication N Partner Phase 1 Phase 2 Pivotal © 2019, Iovance Biotherapeutics , Inc. Current Clinical Pipeline and Select Collaboration Studies 11

Metastatic Melanoma

• Estimated 9,320 U.S. patients deaths due to melanoma in 2018 (1) • Limited options after progression on checkpoint and BRAF/MEK inhibitors • 4,950 U.S. patients are on 3 rd and 4 th line of therapy (2) • 6,282 U.S. patients are on 2 nd line therapy (2) • TIL is available as a 2 nd line for those who are BRAF WT (3 rd line if BRAF mutant) Metastatic Melanoma Facts ORR 4 - 10 % Retreatment with checkpoint inhibitors or chemotherapy post progression on anti - PD1 and BRAF/MEK (3) Available care: immuno - therapy as first line option 91k Diagnoses in U.S. each year (1) 9k Deaths in U.S. each year (1) (1) https://seer.cancer.gov (2) Decision Resources Group – Disease Landscape and Forecast for Malignant Melanoma - Reprinted with permission. © 2018 DR/Decision Resources, LLC (3) Keynote - 37 Trial Results BRAF positive patients treated with BRAF/MEK inhibitors © 2019, Iovance Biotherapeutics, Inc. Potential Market for Metastatic Melanoma 13

Key inclusion criteria • Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation • Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor or a BRAF or BRAF/MEK • Age ≥ 18 • ECOG PS 0 - 1 Endpoints • Primary: efficacy defined as ORR by investigator per RECIST 1.1 • Secondary: safety and efficacy Study updates • Cohort 2 fully enrolled • Data readout on 47 patients at SITC • Cohort 4 (registrational) will enroll in 2019 CHARACTERISTIC N= 47 (%) Prior therapies Mean # prior therapies (min, max) 3.3 (1 - 9) Anti - PD - 1 47 (100) Anti - CTLA - 4 37 (79) BRAF/MEK 12 (26) Target lesions sum of diameter (mm) Mean (SD) 112 (73) Min, Max 17, 343 Baseline LDH (U/L) Median 246 1 - 2 times ULN 12 (26) > 2 times ULN 7 (15) Number of target & non - target lesions (at baseline) >3 37 (79) Mean 6 COHORT 2 © 2019, Iovance Biotherapeutics , Inc. Cohort 2, Phase 2 Trial in Metastatic Melanoma (C - 144 - 01) 14 “This is a heavily pre - treated cohort. There are usually pre - treated patients with only 1 line of therapy, but these patients in cohort 2 have on average 3.3 prior lines. Given there are no 2L/3L standard of care treatments, these patients got every treatment, and then some.” Dr. Diwakar Davar , Assistant Professor, Hillman Cancer Center

© 2019, Iovance Biotherapeutics , Inc. Frequency of AEs over time is reflective of potential benefit of one time treatment with TIL (lifileucel) Adverse Events Tend to be Early and Transient 15 COHORT 2 (1) Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days Patients with multiple events for a given preferred term are counted only once using the maximum grade under each preferred t erm . Safety terms which describe the same medical condition were combined. PREFERRED TERM Cohort 2 (N=47) Any Grade n (%) Grade 3/4 n (%) Grade 5 n (%) Patients reporting at least one Treatment - Emergent Adverse Events (1) 47(100) 45 (95.7) 2 (4.3) Thrombocytopenia 42 (89.4) 38 (80.9) 0 Chills 36 (76.6) 3 (6.4) 0 Neutropenia 29 (61.7) 25 (53.2) 0 Febrile neutropenia 28 (59.6) 25 (53.2) 0 Anemia 27 (57.4) 22 (46.8) 0 Pyrexia 25 (53.2) 7 (14.9) 0 Hypophosphatemia 23 (48.9) 17 (36.2) 0 Leukopenia 21 (44.7) 20 (42.6) 0 Fatigue 17 (36.2) 0 0 Hypotension 17 (36.2) 4 (8.5) 0 Lymphopenia 17 (36.2) 17 (36.2) 0 Tachycardia 15 (31.9) 1 (2.1) 0 Lifileucel Treatment - Emergent Adverse Events (≥ 30%) Adverse Events Over Time

• In heavily pretreated metastatic melanoma patients, preliminary efficacy is notable for: • ORR 38% (3.3 prior lines of therapy) vs. standard of care chemotherapy has ~10% ORR (in 2 nd line) • Median DOR is 6.4 months , range 1.3+ to 14+ • Single treatment of TIL led to DCR of 77% in late stage metastatic patients • Mean number of TIL cells infused: 26 x 10 9 • Median number of IL - 2 doses administered was 6.0 as per protocol RESPONSE N=47 (%) Objective Response Rate 18 (38%) Complete Response 1 (2%) Partial Response (PR + uPR (1) ) 17 (36%) Stable Disease 18 (38%) Progressive Disease 7 (15%) Non - Evaluable 4 (9%) Disease Control Rate 36 ( 77%) COHORT 2 (1) Only one patient is uPR due to not having reached the follow on assessment as of end Dec 2018 © 2019, Iovance Biotherapeutics , Inc. Lifileucel is Potentially an Efficacious Treatment for Patients with Limited Options 16

© 2019, Iovance Biotherapeutics , Inc. Lifileucel time to response and current duration of for evaluable patients (partial response or better) Responders from TIL Therapy had Progressed on Checkpoint Inhibitors 17 COHORT 2 (1) BOR is best overall response on prior anti - PD - 1 immunotherapy (2) U: unknown best overall response on prior anti - PD - 1 immunotherapy Time (months) since CY/FLU ( lymphodepletion )

© 2019, Iovance Biotherapeutics , Inc. Lifileucel best overall response rate (1) TIL Therapy Provides Deep Responses 18 COHORT 2 (1) Per RECIST 1.1, two patients (31,33) had BOR of SD: met PR criteria at Day 42 and PD at Day 84 due to new lesions • 72% of patients had a reduction in tumor burden • Median study follow up is 6.0 months • All assessments are by RECIST 1.1 • Responses are deep – nearly all responders are greater than 30%

Lifileucel in Metastatic Melanoma Single-Arm Registrational Cohort 4

COHORT 4

Key inclusion criteria

- Measurable metastatic melanoma and ≥ 1 lesion resectable for TIL generation
- Progression on at least one prior line of systemic therapy including immune checkpoint inhibitor and if BRAF V600 mutation positive, BRAF or BRAF/MEK targeted therapy
- 75 patients

Endpoints

- Primary: efficacy defined as ORR by BIRC
- Secondary: safety and efficacy

Study updates

- Confirmed with FDA that a randomized Phase 3 study is not feasible in advanced melanoma post-CPI
- FDA has acknowledged acceptability of single-arm data for registration
- Enrollment to begin early 2019

Cohort 1:
Non-cryopreserved TIL product
N=30
Enrollment Closed

Cohort 2:
Cryopreserved TIL product (Gen 2)
N=60
Enrollment Closed

Cohort 4:
Cryopreserved TIL product (Gen2)
N=75

FDA

IOVANCE
© 2019, Iovance Biotherapeutics, Inc.
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© 2019, Iovance Biotherapeutics , Inc. 2L/3L melanoma treatment has no current standard of care Development Efforts in Late Stage (2L/3L) Melanoma Treatment 20 Combination with anti - PD - 1 Single agent (1) Idera Pharmaceuticals Results Dec 14, 2018 (2) Milhem M et al., AACR 2018 (3) Ribas A et al., Cancer Discovery 2018 (4) Ascierto P et al ., ESMO 2017 (5) Buchbinder EI et al ., JCO 2017 (6) Agarwala et al ., ASCO 2018 Agent ORR % ( N) Current Development Status Prior Lines of Tx Patient Characteristics TLR9 agonists, HDAC IMO - 2125 ( Idera ) + ipi 29% (N=34) (1) Phase 3 , post - PD - 1 melanoma (ILLUMINATE 204) 1 - 3 ECOG ≤1, intratumoral injection CMP - 001 ( CheckMate ) + PD - 1 22% (N=69) (2) Phase 1b 1+ ECOG ≤1, intratumoral injection SD - 101 ( Dynavax ) + PD - 1 15% (N=13) (3) Phase 1b 1+ ECOG ≤1 Entinostat + pembro 18% (N=34) (6) ENCORE 601 (phase 2, ongoing) 1+ ECOG ≤1 Checkpoints LAG - 3 12% (N=61) (4) Multiple 1L studies 1+ All comers, ECOG ≤2 • LAG - 3 expression ≥1% (n=33) ORR=18%; • LAG - 3 expression <1% (n=22) ORR=5% TIGIT, TIM - 3 Unknown Phase 1/2 Cytokines HD IL - 2 8% (N=9) (5) 1+ HD IL - 2 post PD - 1 Other TIL 38% Phase 2 3 All post - anti - PD1, 79% post anti - CTLA - 4, 86% post - BRAF (if mutant)

Cervical Cancer

Potential Market for Cervical Cancer

"TIL immunotherapy with LN-145 is literally redefining what is treatable and potentially curable in advanced metastatic chemo-refractory cervical cancer. Patients who only two years ago would be facing hospice as their only alternative now have access to this potentially life extending new treatment. This is the most exciting news in this field in decades."

Amir Jazaeri, M.D.
Director of the Gynecologic Cancer Immunotherapy Program in the Department of Gynecologic Oncology and Reproductive Medicine at MD Anderson

Cervical Cancer Facts

511k New Cases WW each year[1]

247k Deaths WW each year[1]

13k Diagnoses in U.S. each year[2]

4k Deaths in U.S. each year[2]

Available care: **Chemo-therapy** as first line option

For PD-L1 + patients, post-chemo receiving Keytruda[3] **ORR 14.3%**

Post-chemo, **TIL ORR 28%** [4]

[1] Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost, Years Lived With Disability, and Disability-Adjusted Life-years for 29 Cancer Groups, 1990 to 2016: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2018 Nov 1;4(11):1553-1568. doi: 10.1001/jamaoncol.2018.2706
[2] https://seer.cancer.gov/
[3] https://www.merck.com/product/usa/pi_circulars/k/keytruda/keytruda_pi.pdf
[4] Stevanovic, et al., Treatment of Metastatic Human Papillomavirus-Associated Epithelial Cancers with Adoptive Transfer of Tumor-Infiltrating T Cells, ASCO 2018, Abstract #3004

IOVANCE

© 2019, Iovance Biotherapeutics, Inc.

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Phase 2, multicenter study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN - 145) in patients with recurrent, metastatic or persistent cervical carcinoma (NCT03108495) Recurrent, metastatic or persistent cervical carcinoma with 1 prior therapy Simon’s two - stage design Expanded cohort N = 47 Endpoints • Primary: ORR • Secondary: safety and efficacy Key updates • Protocol amended to enroll patients with 1 - 3 prior therapies and exclude prior immunotherapy BASELINE DEMOGRAPHICS N= 15 (1) (%) Prior therapies Median prior therapies (min, max) 5 (1, 8) Anti - PD - 1 8 (53) Anti - CTLA - 4 2 (13) (1) The patients reported are a combination of Gen 1 and Gen 2 manufacturing processes © 2019, Iovance Biotherapeutics , Inc. Phase 2 Trial in Cervical Cancer (C - 145 - 04) 23

(1) The patients reported are a combination of Gen 1 and Gen 2 manufacturing process (2) The composition of the relevant patient population may differ between Iovance trials and published data for CPIs (USPI used) but serves as a point of reference for assessing the overall efficacy landscap e for relevant therapies (3) Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days 14% 27% Cervical Cancer • N=15 • 27% ORR • 4 PRs (all confirmed) • DOR (min, max) : 2.4, 2.5+ months Keytruda in post - chemotherapy 2) TEAE (≥40%), ANY GRADE N=15 (%) Chills 11 (73) Pyrexia 8 (53) Anaemia 7 (47) Hypotension 6 (40) Platelet count decreased 6 (40) Vomiting 6 (40) LN - 145 (1) ORR ORR © 2019, Iovance Biotherapeutics , Inc. TIL Offers a Favorable Treatment for Cervical Cancer Patients 24 Treatment - Related Adverse Events (3)

Head & Neck Cancer

Potential Market for Head & Neck Cancer

Head & Neck Cancer Facts

694k New Cases WW each year[1]

65k Diagnoses in U.S. each year[2]

303k Deaths WW each year[1]

14k Deaths in U.S. each year[2]

Available care in first line:

Chemotherapy and **Immunotherapy**

Anti-PD-1 immunotherapy as second line (Opdivo and Keytruda)

ORR 13-16% [3]

(1) Global Burden of Disease Cancer Collaboration, Global, Regional, and National Cancer Incidence, Mortality, Years of Life Lost, Years Lived With Disability, and Disability-Adjusted Life-years for 29 Cancer Groups, 1990 to 2016: A Systematic Analysis for the Global Burden of Disease Study. JAMA Oncol. 2018 Nov 1;4(11):1553-1568. doi: 10.1001/jamaoncol.2018.2706
(2) https://seer.cancer.gov/
(3) The composition of the relevant patient population may differ between Iovance trials and published data for CPIs (USPI used) but serves as a point of reference for assessing the overall efficacy landscape for relevant therapies

IOVANCE

© 2019, Iovance Biotherapeutics, Inc.

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BASELINE DEMOGRAPHICS N= 13 (%) Prior therapies Median prior therapies (min, max) 3 (1, 5) Anti - PD - 1 11 (85) Anti - CTLA - 4 3 (23) Number of target & non - target lesions (at baseline) >3 10 (77) Phase 2 study to evaluate the efficacy and safety of autologous Tumor Infiltrating Lymphocytes (LN - 145) for the treatment of patients with recurrent metastatic squamous cell carcinoma of the head and neck (NCT03083873) Incurable recurrent, metastatic, or persistent SCCHN with 1 prior therapy Simon’s two - stage design Expanded cohort N = 47 Endpoints • Primary: ORR • Secondary: safety and efficacy © 2019, Iovance Biotherapeutics , Inc. Phase 2 Trial in Head & Neck Cancer (C - 145 - 03) 27

© 2019, Iovance Biotherapeutics , Inc. TIL Offers a Favorable Treatment Option for Head & Neck Cancer in post - CPI Patients 28 • N=13 • 31% ORR • 4 PRs • DOR (min, max): 2.8, 7.6 months Head & Neck Cancer TEAE (≥40%), any grade N=13 (%) Chills 10 (77) Hypotension 8 (62) Hyponatremia 7 (54) Pyrexia 7 (54) 16% ORR 31% LN - 145 (1) ORR Keytruda in post - chemotherapy 2) Treatment - Related Adverse Events (3) (1) The patients reported are a combination of Gen 1 and Gen 2 manufacturing process (2) The composition of the relevant patient population may differ between Iovance trials and published data for CPIs (USPI used) but serves as a point of reference for assessing the overall efficacy landscape for relevant therapies (3) Treatment - Emergent Adverse Events refer to all AEs starting on or after the first dose date of TIL up to 30 days

A Phase 2, Multicenter Study of Autologous Tumor Infiltrating Lymphocytes (LN - 144 or LN - 145) in Patients with Solid Tumors (NCT03645928) Melanoma PD - 1/PDL - 1 Naïve Melanoma Head & Neck Cohort 1: TIL+ Pembro N=12 Cohort 2: TIL+ Pembro N=12 RR NSCLC NSCLC Cohort 3: TIL N=12 PD - 1/PDL - 1 Naïve Endpoints • Primary: ORR and safety • Secondary: CR rate Key updates • Six U.S. sites are activate • First ex - U.S. Health Authority has approved the CTA (UK) © 2019, Iovance Biotherapeutics , Inc. Investigation of TIL in Earlier Lines of Therapy in Combination with SOC 29

© 2019, Iovance Biotherapeutics , Inc. Research Focus into Next Generation TIL 30 Prepare or select more potent TIL • Use anti - 4 - 1BB, anti - OX40, or other co - stimulants in cocktails in ex vivo growth of TIL • License to uses of 4 - 1BB agonists obtained from Moffitt Cancer Center • Select more potent TIL Identify biomarkers to find a better TIL product or better patient population Expand the TIL platform into new indications • Heme indication (OSU collaboration) • Bladder cancer (Roswell Park Cancer Institute) Genetically modify to make a more tumor - reactive TIL • Cellectis TALEN® collaboration • Phio RNAi collaboration

• Single arm registrational trial beginning in early 2019 aiming towards BLA in 2020 • Manufacturing optimization has demonstrated scalability and is moving towards commercialization • Strong balance sheet providing three years of cash runway • Multiple shots on goal for proof - of - concept studies through collaborations on additional indications, combination and earlier lines of therapy © 2019, Iovance Biotherapeutics , Inc. Value Drivers for 2019 31

Demonstrate consistent, scalable, rapid proprietary manufacturing method x x Demonstrate activity in melanoma post - checkpoint inhibitor (difficult to treat patients) x Align on registration pathway with FDA x Demonstrate activity in post - CPI cervical, head & neck tumors x Secure new IP around TIL technology and manufacturing Explore therapeutic potential of TIL in other indications Continue the dialog with FDA for both LN - 144 and LN - 145 in support of registration x Secure adequate financing providing 3 years of runway 2018 2019 Present data from Gen 2 of cervical study File new IND for new manufacturing process and/or new indications Present updated data in cohort 2 for melanoma Initiate building Iovance manufacturing facility Enrollment into Cohort 4 for C - 144 - 01 in support of registration © 2019, Iovance Biotherapeutics , Inc. Achieved and Upcoming Milestones 32

In millions - unaudited (2) Common shares outstanding 123 Preferred shares 6 (1) Warrants/options/RSU’s 7 Cash, cash equivalents, short - term investments $469 (3) Debt 0 (1) Preferred shares are shown on an as - converted basis (2) As of December 31, 2018. Financial numbers presented herein are unaudited preliminary estimates based upon currently availabl e i nformation and remain subject to review and adjustment by the Company's auditors. (3) Based upon currently available information, there has been no material change to the liabilities of the Company since the las t f iled periodic report. © 2019, Iovance Biotherapeutics , Inc. Well Capitalized in Pursuit of TIL Commercialization 33

Thank you